                                                                     EXHIBIT 4.1


                                 [QUINTON LOGO]

                               QUINTON CARDIOLOGY
                                 SYSTEMS, INC.

         NUMBER                                            SHARES
          QUIN                                          ____________
      COMMON STOCK                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 748773 10 8

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA



THIS CERTIFIES THAT

                    ----------------------------------------

IS THE OWNER OF

                    ----------------------------------------

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                        QUINTON CARDIOLOGY SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

[OVERSTAMP: "STATE OF                        [OVERSTAMP: "PAR VALUE
  INCORPORATION CHANGED                           CHANGED TO
    TO DELAWARE"]                                   $0.001"]

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       -------------------

                                     [SEAL]

/s/ Michael Matysik                               /s/ John R. Hinson
---------------------------                       --------------------------
          SECRETARY                                      PRESIDENT


COUNTERSIGNED AND REGISTERED:
        MELLON INVESTOR SERVICES LLC
             TRANSFER AGENT AND REGISTRAR

BY:
    ------------------------------------
                    AUTHORIZED SIGNATURE

                        QUINTON CARDIOLOGY SYSTEMS, INC.

        A statement of the powers, designations, preferences and relative, participating, optional, or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
        COM PROP  --  as community property             UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.